                                  UNTIED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 16, 2003
                                                 -----------------------

                               WOLOHAN LUMBER CO.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

MICHIGAN                          0-6169                      38-1746752
------------------------------    ------------------------    ------------------
(State or other jurisdiction      (Commission file Number)    (IRS Employer Identification
of incorporation)                                             No.)




                   1740 MIDLAND ROAD, SAGINAW, MICHIGAN 48603
       ------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (989) 793-4532
       ------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
       ------------------------------------------------------------------
             (Former name or address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit Number                Description

         99.1 Press release of Wolohan Lumber Co., announcing merger proposal from shareholder group




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

May 16, 2003

                                                 Wolohan Lumber Co.
                                                 (Registrant)
                                            By:  /s/ Edward J. Dean
                                                 -------------------------
                                                 Vice President and
                                                 Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------
  99.1                     Press release dated May 16, 2003



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